UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2009

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-130483

(Commission File Number)

51-0484716

(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2939

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 23, 2009, the Board of Directors of TransDigm Group Incorporated (the “Company”) approved Amendment No. 3 to the TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan (the “2003 Plan”). The amendment was designed to give the Compensation Committee flexibility to issue the remaining options available under the 2003 Plan, which number approximately 76,000, without constraint of the performance related terms (which extended only through fiscal 2008) and allocation between time vested and performance vested options initially included in the 2003 Plan. A copy of the foregoing Amendment No. 3 is attached to this Report as Exhibit 10.1.

On April 22, 2009, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company approved the Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan. The plan was amended and restated to clarify some ambiguities in the plan language and the initial intent of the plan regarding the issuance of dividend equivalent rights in connection with a “Corporate Transaction” under the Internal Revenue Code. A copy of the foregoing amended and restated plan is attached to this Report as Exhibit 10.2.

On April 23, 2009, the Board of Directors of the Company approved the Second Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan. The purpose of the amended and restated plan is to make the dividend rights available for holders of options under the 2003 Plan be the same as those available for holders of options under the Company’s 2006 Stock Incentive Plan. A copy of the foregoing plan is attached to this Report as Exhibit 10.3.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No. 10.1	Amendment No. 3 to the TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan

Exhibit No. 10.2	Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan

Exhibit No. 10.3	Second Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Gregory Rufus
Gregory Rufus
Executive Vice President and Chief Financial Officer

Date: April 28, 2009

Exhibit Index

Exhibit No. 10.1	Amendment No. 3 to the TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan

Exhibit No. 10.2	Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan

Exhibit No. 10.3	Second Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan